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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                October 25, 2004

                              ULTRA PETROLEUM CORP.
             (Exact name of registrant as specified in its charter)

    Yukon Territory, Canada              0-29370                  N/A
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)

        (363 North Sam Houston Pkwy, E., Suite 1200., Houston, TX 77060)

                                 (281-876-0120)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

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

Item 2.02. Notification of 3Q earnings conference call

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

[October 25, 2004]                                         By: /s/ David Russell
                                                               -----------------
                                                               David Russell


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  Courtesy of PR Newswire Complimentary Monitoring

  PRESS RELEASE: Webcast Alert: Ultra Petroleum
  Corp. Announces Its 3rd Quarter Earnings Conference
  Call Webcast

  [Dow Jones & Company, Inc. o 2004-10-20]

HOUSTON, Oct. 20 /PRNewswire-FirstCall/ -- In conjunction with Ultra Petroleum Corp.'s (Amex: UPL) Third Quarter Earnings Conference Call, you are invited to listen to its webcast that will be broadcast live over the Internet on October 27, 2004 at 10:00 AM Central.

      What:     Ultra Petroleum Corp.'s Third Quarter Earnings Conference
                Call Webcast

      When:     October 27, 2004 at 10:00 AM Central

      Where:    http://www.ultrapetroleum.com

      How: Live over the Internet -- Simply log on to the web address above

      Contact:  David Russell at 281-876-0120 x 302

If you are unable to participate during the live webcast, the call will be archived at http://www.ultrapetroleum.com . To access the replay, click on the home page.

Ultra Petroleum is an independent, exploration and production company focused on developing its long life natural gas reserves in the Green River Basin of Wyoming, and oil reserves in Bohai Bay, offshore China. Ultra is listed on the American Stock Exchange under the ticker "UPL" with 75,069,868 shares outstanding at the time of this release.

      (Minimum Requirements to listen to broadcast: The Windows Media Player software, downloadable free from http://www.microsoft.com/windows/windowsmedia/player/download/download.aspx and at least a 28.8Kbps connection to the Internet.)

SOURCE Ultra Petroleum Corp.
      /CONTACT: David Russell of Ultra Petroleum Corp., +1-281-876-0120, ext.
302/
      /Photo: NewsCom: http://www.newscom.com/cgi-bin/prnh/20020226/DATU029LOGO
            AP Archive: http://photoarchive.ap.org
            PRN Photo Desk, photodesk@prnewswire.com
      / /Web site:
http://www.microsoft.com/windows/windowsmedia/player/download/download.aspx /
/Web site: http://www.ultrapetroleum.com / (UPL)

Order free Annual Report for Ultra Petroleum Corp.

Visit http://djnewswires.ar.wilink.com/?link=UPL or call 1-888-301-0513

      Dow Jones Newswires
      10-20-04 0932ET
Copyright (C) 2004 Dow Jones & Company, Inc. All Rights Reserved.

Subject Codes: I/OIS, I/XDJGI, N/DJIN, N/DJN, N/DJWB, N/CNF, N/CNW, N/DJWI, N/NET, N/PRL, N/TPCT, M/ENE, M/NND, M/TPX, R/NME, R/TX, R/US, R/USS

Company Codes: UPL

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      as a benefit of your organization's membership with PR Newswire. If you would like to stop receiving Complimentary Monitoring transmissions, please reply to this email with your request.

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